                            FIRST NATIONAL BANCORP, INC.

                    EMPLOYEE PROFIT SHARING AND RETIREMENT PLAN




                                  JANUARY 1, 1998

                                 TABLE OF CONTENTS


ARTICLE I  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

          1-1. ACCOUNTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
          1-2. CODE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
          1-3. COMMITTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
          1-4. COMPANY STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
          1-5. COMPANY STOCK ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . .2
          1-6. COMPENSATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
          1-7. CONTROLLED GROUP. . . . . . . . . . . . . . . . . . . . . . . . . . .2
          1-8. EMPLOYEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          1-9. ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          1-10. FISCAL YEAR. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          1-11. LIMITATION YEAR. . . . . . . . . . . . . . . . . . . . . . . . . . .3
          1-12. OTHER INVESTMENTS ACCOUNT. . . . . . . . . . . . . . . . . . . . . .3
          1-13. PARTICIPANT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          1-14. RELATED PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          1-15. TRUST FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          1-16. VALUATION DATE . . . . . . . . . . . . . . . . . . . . . . . . . . .3

     ARTICLE II  SERVICE COMPUTATIONS. . . . . . . . . . . . . . . . . . . . . . . .4
          2-1. SERVICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
          2-2. HOUR OF SERVICE . . . . . . . . . . . . . . . . . . . . . . . . . . .4
          2-3. ONE-YEAR BREAK-IN-SERVICE . . . . . . . . . . . . . . . . . . . . . .4
                (a) GENERAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
                (b) PREGNANCY OR BIRTH OR ADOPTION OF A CHILD. . . . . . . . . . . .5
          2-4. YEAR OF SERVICE . . . . . . . . . . . . . . . . . . . . . . . . . . .5
          2-5. SERVICE WITH AFFILIATED COMPANIES . . . . . . . . . . . . . . . . . .5

     ARTICLE III  PLAN PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . .6
          3-1. ELIGIBILITY FOR PARTICIPATION . . . . . . . . . . . . . . . . . . . .6

     ARTICLE IV  ANNUAL COMPANY CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . .7
          4-1. ANNUAL COMPANY CONTRIBUTION . . . . . . . . . . . . . . . . . . . . .7
          4-2. LIMITATION ON AMOUNT OF ANNUAL COMPANY CONTRIBUTION . . . . . . . . .7
          4-3. WHEN CONTRIBUTIONS MADE . . . . . . . . . . . . . . . . . . . . . . .7
          4-4. MANNER OF PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . .7

     ARTICLE V  INVESTMENT OF TRUST ASSETS . . . . . . . . . . . . . . . . . . . . .8
          5-1. INVESTMENT POLICY . . . . . . . . . . . . . . . . . . . . . . . . . .8
          5-2. SALES OF COMPANY STOCK. . . . . . . . . . . . . . . . . . . . . . . .8

     ARTICLE VI  PARTICIPANTS' ACCOUNTS AND ANNUAL ADJUSTMENTS . . . . . . . . . . .9
          6-1. ACCOUNTS FOR PARTICIPANTS . . . . . . . . . . . . . . . . . . . . . .9
          6-2. CHARGES TO ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . .9
          6-3. COMPANY STOCK ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . .9

                                       i

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          6-4. OTHER INVESTMENTS ACCOUNT . . . . . . . . . . . . . . . . . . . . . .9
          6-5. ALLOCATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
          6-6. LIMITATION ON ALLOCATIONS TO PARTICIPANTS . . . . . . . . . . . . . .9
              (a) GENERAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
              (b) ALLOCATIONS OF EXCESS AMOUNTS. . . . . . . . . . . . . . . . . . 10
              (c) DIVIDEND RECHARACTERIZATION. . . . . . . . . . . . . . . . . . . 10
          6-7. ADJUSTING TO VALUE OF TRUST FUND. . . . . . . . . . . . . . . . . . 11
          6-8. PARTICIPANT STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . 11

     ARTICLE VII  RETIREMENT DATES, TERMINATION DATE . . . . . . . . . . . . . . . 12
          7-1. NORMAL RETIREMENT DATE. . . . . . . . . . . . . . . . . . . . . . . 12
          7-2. DISABILITY RETIREMENT DATE. . . . . . . . . . . . . . . . . . . . . 12
          7-3. EARLY RETIREMENT DATE . . . . . . . . . . . . . . . . . . . . . . . 12
          7-4. RETIREMENT DATE . . . . . . . . . . . . . . . . . . . . . . . . . . 12
          7-5. TERMINATION DATE. . . . . . . . . . . . . . . . . . . . . . . . . . 12

     ARTICLE VIII  VESTING OF ACCOUNT BALANCES . . . . . . . . . . . . . . . . . . 13
          8-1. VESTING ON RETIREMENT . . . . . . . . . . . . . . . . . . . . . . . 13
          8-2. VESTING ON DEATH. . . . . . . . . . . . . . . . . . . . . . . . . . 13
          8-3. VESTING ON OTHER TERMINATION. . . . . . . . . . . . . . . . . . . . 13
          8-4. DETERMINATION OF ACCOUNT BALANCES . . . . . . . . . . . . . . . . . 13

     ARTICLE IX  DISTRIBUTION OF PLAN BENEFITS . . . . . . . . . . . . . . . . . . 14
          9-1. METHOD OF DISTRIBUTION. . . . . . . . . . . . . . . . . . . . . . . 14
          9-2. FORM OF DISTRIBUTION. . . . . . . . . . . . . . . . . . . . . . . . 14
          9-3. DISTRIBUTIONS AFTER DEATH . . . . . . . . . . . . . . . . . . . . . 14
          9-4. TIME OF DISTRIBUTION. . . . . . . . . . . . . . . . . . . . . . . . 14
               (a) GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
               (b) DEFERRAL OF DISTRIBUTION. . . . . . . . . . . . . . . . . . . . 15
               (c) SPECIAL RULES . . . . . . . . . . . . . . . . . . . . . . . . . 15
          9-5. IN-SERVICE DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . 15
               (a) DIVIDENDS . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
               (b) WITHDRAWALS . . . . . . . . . . . . . . . . . . . . . . . . . . 15
          9-6. DISTRIBUTIONS TO PERSONS UNDER DISABILITY . . . . . . . . . . . . . 16
          9-7. BENEFITS MAY NOT BE ASSIGNED OR ALIENATED . . . . . . . . . . . . . 16
          9-8. NO GUARANTEE OF BENEFITS. . . . . . . . . . . . . . . . . . . . . . 16
          9-9. BENEFICIARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
          9-10. BENEFITS OF PERSONS WHO CANNOT BE LOCATED. . . . . . . . . . . . . 17
          9-11. DISTRIBUTION WITHHOLDING . . . . . . . . . . . . . . . . . . . . . 17

     ARTICLE X  SHAREHOLDER RIGHTS AND RESTRICTIONS. . . . . . . . . . . . . . . . 18
          10-1. VOTING OF COMPANY STOCK. . . . . . . . . . . . . . . . . . . . . . 18
          10-2. PUT OPTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
          10-3. RIGHT OF FIRST REFUSAL . . . . . . . . . . . . . . . . . . . . . . 18
               (a) COMPANY AND TRUSTEE RIGHT OF FIRST REFUSAL. . . . . . . . . . . 18
               (b) ENDORSEMENT ON STOCK CERTIFICATES . . . . . . . . . . . . . . . 19

                                       ii


     ARTICLE XI  PLAN ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . 20
          11-1. PLAN ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . 20
          11-2. THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
          11-3. CLAIMS PROCEDURE . . . . . . . . . . . . . . . . . . . . . . . . . 20
               (a) PROCEDURE . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
               (b) PROCEDURE FOR REVIEW OF A DENIED CLAIM. . . . . . . . . . . . . 20
          11-4. PROCEDURES WITH RESPECT TO DOMESTIC RELATIONS ORDERS . . . . . . . 21
               (a) DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 21
               (b) PROCEDURES. . . . . . . . . . . . . . . . . . . . . . . . . . . 21
               (c) NOTICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
               (d) SEGREGATION OF ACCOUNT. . . . . . . . . . . . . . . . . . . . . 22

     ARTICLE XII  THE COMMITTEE. . . . . . . . . . . . . . . . . . . . . . . . . . 23
          12-1. MEMBERSHIP . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
          12-2. RIGHTS, POWERS, AND DUTIES OF THE COMMITTEE. . . . . . . . . . . . 23
          12-3. APPLICATION OF RULES . . . . . . . . . . . . . . . . . . . . . . . 24
          12-4. REMUNERATION AND EXPENSES. . . . . . . . . . . . . . . . . . . . . 24
          12-5. EXERCISE OF COMMITTEE'S DUTIES . . . . . . . . . . . . . . . . . . 24
          12-6. RESIGNATION OR REMOVAL OF COMMITTEE MEMBERS. . . . . . . . . . . . 24
          12-7. APPOINTMENT OF SUCCESSOR COMMITTEE MEMBERS . . . . . . . . . . . . 24

     ARTICLE XIII  AMENDMENT AND TERMINATION . . . . . . . . . . . . . . . . . . . 25
          13-1. AMENDMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
          13-2. TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
          13-3. MERGER OR CONSOLIDATION OF PLAN, TRANSFER OF PLAN ASSETS . . . . . 25
          13-4. VESTING AND DISTRIBUTION ON TERMINATION AND PARTIAL TERMINATION. . 25

     ARTICLE XIV  TOP-HEAVY PROVISIONS . . . . . . . . . . . . . . . . . . . . . . 26
          14-1. TOP-HEAVY DETERMINATION. . . . . . . . . . . . . . . . . . . . . . 26
          14-2. MINIMUM CONTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . 26
          14-3. AGGREGATION OF PLANS . . . . . . . . . . . . . . . . . . . . . . . 26

     ARTICLE XV  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . 27
          15-1. NO REVERSION TO COMPANY. . . . . . . . . . . . . . . . . . . . . . 27
          15-2. NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
          15-3. INDEPENDENT APPRAISER. . . . . . . . . . . . . . . . . . . . . . . 27
          15-4. INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . . 27
          15-5. SUBSIDIARY AND AFFILIATED COMPANIES. . . . . . . . . . . . . . . . 27
          15-6. PARTICIPATION NOT GUARANTEE OF EMPLOYMENT. . . . . . . . . . . . . 27
          15-7. GENDER AND NUMBER. . . . . . . . . . . . . . . . . . . . . . . . . 28
          15-8. GOVERNING LAWS . . . . . . . . . . . . . . . . . . . . . . . . . . 28
          15-9. TEXT TO CONTROL. . . . . . . . . . . . . . . . . . . . . . . . . . 28

                            FIRST NATIONAL BANCORP, INC.

                    EMPLOYEE PROFIT SHARING AND RETIREMENT PLAN

                                      RECITALS

      WHEREAS, First National Bancorp, Inc., an Illinois corporation (the "Company"), desires to recognize and reward the contribution by its employees, to its successful operation, and to provide incentive for such employees, to increase their productivity, by enabling them to acquire stock ownership interests in the Company and to share in the profits of the Company; and

      WHEREAS, the Company has entered into a trust agreement, known as the "First National Bancorp, Inc. Employee Profit Sharing and Retirement Plan Trust" (the "Trust Agreement"), with First National Bank of Joliet, as "Trustee", dated as of the date hereof, pursuant to which all contributions made by the Company under this plan will be held, managed, and controlled by the Trustee;

      NOW, THEREFORE, the Company hereby adopts the First National Bancorp, Inc. Employee Profit Sharing and Retirement Plan (the "Plan"), effective as of January 1, 1998 (the "Effective Date").

                                     ARTICLE I


                                    DEFINITIONS

      Whenever used herein, the following words and phrases shall have the meanings stated below, unless a different meaning is plainly required by the context:

      1-1. ACCOUNTS. The term "Accounts" means, collectively, a Participant's Company Stock Account and Other Investments Account.

      1-2. CODE. The term "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code shall include that section and any comparable section or sections of any future legislation that amend, supplement, or supersede such section.

      1-3. COMMITTEE. The term "Committee" means the committee appointed by the Board of Directors of the Company to administer the Plan.

      1-4. COMPANY STOCK. The term "Company Stock" means the shares of common stock issued by the Company, provided that such shares constitute "employer securities" as that term is defined in Section 409(l) of the Code.

      1-5. COMPANY STOCK ACCOUNT. The term "Company Stock Account" means the account established for a Participant by the Administrator pursuant to Section 6-1 and to which the Participant's share of the Company's contribution made or invested in Company Stock shall be allocated pursuant to Sections 6-3 and 6-5.

      1-6. COMPENSATION. Except as otherwise provided in Section 6-6, the term "Compensation" means a Participant's total earnings from the Company or member of the Controlled Group paid during a Fiscal Year for services rendered within the meanings of Section 3401(a) of the Code, including bonuses, overtime, and commissions and any amounts deferred pursuant to Code Sections 401(k) and 125. However, the term "Compensation" shall not include any earnings in excess of such amount as is determined under Section 401(a)(17) of the Code. In any case where a Participant commences his participation in the Plan, or resumes his active participation in the Plan after incurring a One-Year Break-in-Service, on any day other than the first day of a Fiscal Year, his Compensation for that Fiscal Year shall be that portion of his compensation as determined under this
Section 1-6 paid during the period of his participation in the Plan for that Fiscal Year.

      1-7. CONTROLLED GROUP. The term "Controlled Group" means: (a) the Company and one (1) or more other corporations which are members of a "controlled group" of corporations within the meaning of Section 414(b) of the Code and the regulations thereunder; (b) the Company and one (1) or more unincorporated trades or businesses that are under "common control" within the meaning of Section 414(c) of the Code and the regulations thereunder; (c) the Company and one (1) or more other organizations that are members of an "affiliated service group", as determined under Section 414(m) of the Code and the regulations thereunder; and (d) the Company and such other entities as must be treated as a "controlled group" under Section 414(o) of the Code and the regulations thereunder.

      1-8. EMPLOYEE. The term "Employee" means any person employed by the Company or a member of the Controlled Group, including any officer, who receives regular Compensation other than retirement benefits under this Plan.

      1-9. ERISA. The term "ERISA" means Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

      1-10. FISCAL YEAR. The term "Fiscal Year" means the year that begins on January 1 and that ends on December 31.

      1-11. LIMITATION YEAR. The term "Limitation Year" means the period of twelve (12) consecutive months to be used in determining whether the Plan is in compliance with the provisions of Section 415 of the Code and of the regulations thereunder. The Company shall take all actions necessary to ensure that the Limitation Year is the same twelve (12)-month period as the Fiscal Year.

      1-12. OTHER INVESTMENTS ACCOUNT. The term "Other Investments Account" means the account established for a Participant by the Administrator pursuant to
Section 6-1 and to which the Participant's share of the Company's contributions made in cash or property other than Company Stock shall be allocated pursuant to Sections 6-4 and 6-5.

      1-13. PARTICIPANT. The term "Participant" means an Employee who becomes a participant in the Plan under the provisions of Section 3-1.

      1-14. RELATED PLAN. The term "Related Plan" means any other defined contribution plan (as defined in Section 415 of the Code) maintained by the Company or by any other employer that is: (a) a member of a "controlled group" of corporations (as defined in Section 414(b) of the Code, as modified by Section 415(h) thereof) that includes the Company; (b) under "common control" (as defined in Section 414(c) of the Code, as modified by Section 415(h) thereof) with the Company; (c) part of an "affiliated service group" (as defined in Section 414(m) of the Code) that includes the Company; or (d) required to be treated as a member of a "controlled group" under Section 414(o) of the Code and the regulations thereunder that includes the Company.

      1-15. TRUST FUND. The term "Trust Fund" means all property held by the Trustee under the Trust Agreement.

      1-16. VALUATION DATE. The term "Valuation Date" means the date of termination or partial termination of the Plan, the last day of each Fiscal Year, and such other dates as may be determined by the Company.

                                     ARTICLE II


                                SERVICE COMPUTATIONS

      2-1. SERVICE. The term "Service" means the period of employment of an Employee or Participant for which he receives credit pursuant to the provisions of this Article II.

      2-2. HOUR OF SERVICE. The term "Hour of Service" means, with respect to any Employee or Participant:

            (a) Each hour for which he is directly or indirectly paid, or entitled to payment, by the Company for the performance of duties during the applicable computation period;

            (b) Each hour for which he has been awarded back pay or for which the Company has agreed to award him back pay, irrespective of mitigation of damages; and

            (c) Each hour for which he is directly or indirectly paid, or entitled to payment, by the Company for reasons other than the performance of duties during the applicable computation period (such as for vacation, sickness, injury, or disability).

Hours of Service shall not be credited under more than one (1) of the preceding subsections. Hours described in clause (a) above shall be credited to the Employee or Participant for the computation periods in which the duties were performed. Employees for whom the Company does not maintain records of their hours worked shall be credited with Hours of Service on the basis of a forty
(40)-hour workweek or, in the case of a partial workweek, on the basis of an eight (8)-hour workday. Hours described in clause (b) above shall be credited to the Employee or Participant for the computation periods to which the award or agreement pertains, rather than for the computation periods in which either payment is actually made or amounts payable to the Employee or Participant become due. Hours described in clause (c) above shall be credited to the Employee or Participant for the computation periods during which the events giving rise to the payments occurred. Hours of service shall be computed in accordance with paragraphs (b) and (c) of Section 2530.200b-2 of the Department of Labor Regulations under ERISA and any successor regulations. The provisions of this Section 2-2 shall be construed so as to resolve any ambiguities in favor of crediting an Employee or Participant with Hours of Service.

      2-3.  ONE-YEAR BREAK-IN-SERVICE.

            (a) GENERAL. The term "One-Year Break-in-Service" means any Fiscal Year during which a Participant completes five hundred
                  (500) or fewer Hours of Service with the Company.

            (b) PREGNANCY OR BIRTH OR ADOPTION OF A CHILD. For purposes of determining whether a One-Year Break-in-Service has occurred, an Employee or Participant shall be given credit for the Hours of Service which normally would have been credited to such Employee or Participant but for an absence from work for any period for any of the following reasons: (i) by reason of the pregnancy of such Employee or Participant; (ii) by reason of the birth of a child of such Employee or Participant; (iii) by reason of the placement of a child with such Employee or Participant in connection with the adoption of such child by such Employee or Participant; or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. If the Administrator is unable to determine the hours which normally would have been credited to an Employee or Participant but for an absence of the kind described above, there shall be credited to such Employee or Participant eight (8) Hours of Service per day of such absence; provided, however, that the total number of hours treated as Hours of Service by reason of an absence of the kind described above shall not exceed five hundred and one
                  (501) hours. The hours described in the preceding sentence shall be treated as Hours of Service either: (i) only in the year in which the absence from work begins, if a Participant would be prevented from incurring a One-Year Break-in-Service in such year solely because the period of absence is treated as Hours of Service; or (ii) in any other case, in the immediately following year.

      2-4. YEAR OF SERVICE. The term "Year of Service" means any Fiscal Year during which an Employee or Participant has completed at least one thousand (1,000) Hours of Service with the Company; provided, however, that for purposes of eligibility to participate in the Plan as provided in Article III, the term "Year of Service" shall mean the twelve (12)-consecutive month period beginning on the date on which the Employee first completes an Hour of Service and each anniversary thereof, in which the Employee has completed at least one thousand (1,000) Hours of Service with the Company. Each Employee and each Participant shall receive credit for each Year of Service for all purposes of the Plan, including Years of Service with the Company prior to the Effective Date, except that Years of Service completed by an Employee or Participant prior to the attainment of age eighteen (18) shall be disregarded.

      2-5. SERVICE WITH AFFILIATED COMPANIES. For purposes of determining Hours of Service and Years of Service under this Article II and the vested portion of a Participant's Accounts under Article VIII, credit shall be granted for service with another entity which, together with the Company, is a member of a Controlled Group.

                                    ARTICLE III


                                 PLAN PARTICIPATION

      3-1. ELIGIBILITY FOR PARTICIPATION. Each Employee shall become a Participant in this Plan on the January 1st or July 1st after which he first meets the following requirements:

            (a)   He has completed one (1) Year of Service;

            (b)   He has attained age twenty one (21); and

            (c) He is not included in a unit of Employees covered by a collective bargaining agreement between Employee representatives and the Company, if retirement benefits were the subject of good faith bargaining between such Employee representatives and the Company and if, as a result of such negotiations, either he is covered by another retirement plan to which the Company makes contributions or there has been no agreement between such parties for his coverage under this Plan.

Each Participant who incurs a One-Year Break-in-Service and who returns to the employ of the Company shall again become a Participant immediately upon his reemployment by the Company if he was at least twenty percent (20%) vested in his Company Stock and Other Investment Accounts pursuant to Section 8-3. If an employee or a Participant is not at least twenty percent (20%) vested in his Company Stock and Other Investment Accounts and incurs five (5) consecutive One-Year Breaks-in-Service, then for purposes of this Section 3-1, his Years of Service prior to such One-Year Breaks-in-Service shall be disregarded.

                                     ARTICLE IV


                            ANNUAL COMPANY CONTRIBUTIONS

      4-1. ANNUAL COMPANY CONTRIBUTION. Subject to the following provisions of this Article IV, for any Fiscal Year the Company may pay over to the Trustee, as an annual contribution to the Plan for that year, such sum, if any, as is determined by resolution of the Board of Directors of the Company. Payment of such contributions shall be conditioned on qualification of the Plan under
Section 401(a) of the Code and on deductibility of the contributions under
Section 404 of the Code.

      4-2. LIMITATION ON AMOUNT OF ANNUAL COMPANY CONTRIBUTION. In no event shall the amount of the Company's contribution under the Plan for any Fiscal Year exceed the maximum amount allowable as a deduction in computing its taxable income for that year for federal income tax purposes.

      4-3. WHEN CONTRIBUTIONS MADE. The Company's contribution under the Plan for any Fiscal Year shall be due on the last day of that Fiscal Year and shall be paid over to the Trustee not later than the time prescribed by law for filing the Company's federal income tax return for that Fiscal Year (including any extensions thereof).

      4-4. MANNER OF PAYMENT. The Company's contributions shall be made in cash or shares of Company Stock. Any shares of Company Stock contributed to the Plan shall be valued at their fair market value as of the date of the contribution, as determined by the Trustee based upon a valuation by an independent appraiser.

                                     ARTICLE V


                             INVESTMENT OF TRUST ASSETS

      5-1. INVESTMENT POLICY. Assets held in the Trust Fund may be invested by the Trustee primarily in Company Stock. Contributions made by the Company to the Plan and other assets of the Trust Fund may be used to acquire shares of Company Stock from any shareholder of the Company or from the Company. The Trustee also may invest assets of the Trust Fund in such other properties as the Trustee deems appropriate for the Trust Fund, as provided in Section III of the Trust Agreement. All purchases of Company Stock by the Trustee shall be made only at prices which do not exceed the fair market value of the shares purchased, as determined by the Trustee based upon a valuation by an independent appraiser.

      5-2. SALES OF COMPANY STOCK. The Trustee may sell shares of Company Stock to any person, including the Company. Any such sale must be made at a price not less than the fair market value of the shares, as determined by the Trustee. If such sale is between the Trustee and a "disqualified person," as defined in Section 4975(e)(2) of the Code, the fair market value of the shares shall be determined as of the date of the sale. If such sale is between the Trustee and a person who is not a "disqualified person," the fair market value of the shares shall be determined as of the most recent Valuation Date. The Trustee may not sell shares of Company Stock in a sale that would be a "prohibited transaction" within the meaning of the Code and ERISA.

                                     ARTICLE VI


                   PARTICIPANTS' ACCOUNTS AND ANNUAL ADJUSTMENTS

      6-1. ACCOUNTS FOR PARTICIPANTS. The Administrator shall establish and maintain a Company Stock Account and an Other Investments Account for each Participant.

      6-2. CHARGES TO ACCOUNTS. When a Valuation Date occurs, any distributions made to or on behalf of any Participant or beneficiary since the last preceding Valuation Date shall be charged to the proper Accounts maintained for such Participant or beneficiary.

      6-3. COMPANY STOCK ACCOUNT. Subject to the provisions of Section 6-6, as of the last day of each Fiscal Year, the Trustee shall credit to each Participant's Company Stock Account: (a) the Participant's allocable share of Company Stock purchased by the Trustee or contributed by the Company to the Trust Fund for that year; (b) the Participant's allocable share of any forfeitures of Company Stock arising under the Plan during that year; and (c) any stock dividends declared and paid during that year on Company Stock allocated to the Participant's Company Stock Account.

      6-4. OTHER INVESTMENTS ACCOUNT. As of the last day of each Fiscal Year, the Trustee shall credit to each Participant's Other Investments Account: (a) the Participant's allocable share of any contribution for that year made by the Company in cash or in property other than Company Stock; (b) the Participant's allocable share of any forfeitures from the Other Investments Accounts of other Participants; (c) any cash dividends paid during that year on Company Stock allocated to the Participant's Company Stock Account; and (d) the share of the net income or loss of the Trust Fund properly allocable to that Participant's Other Investments Account, as provided in Section 6-7.

      6-5.  ALLOCATIONS.  Subject to the provisions of this Section 6-5 and
Section 6-6, the Company's contribution for any Fiscal Year and the forfeitures arising under the Plan during that year shall be allocated among Participants who are credited with a Year of Service for such Fiscal Year; and who are employed by the Company on the last day of such Fiscal Year or who died or retired on a Retirement Date (as defined in Section 7-4) during such Fiscal Year, in the proportion that each Participant's Compensation for the year bears to all Participants' Compensation for that year.

      6-6.  LIMITATION ON ALLOCATIONS TO PARTICIPANTS.

            (a) GENERAL. Notwithstanding any other provisions of the Plan to the contrary, the amounts credited to a Participant's Accounts in accordance with this Article VI for any Limitation Year, other than allocations of earnings and losses of the Trust Fund and amounts excepted by Section 415 of the Code and the Treasury Regulations thereunder, shall not exceed an amount equal to the lesser of:

                  (i) thirty thousand dollars ($30,000), adjusted each Limitation Year to take into account any cost-of-living increase adjustment provided for that year under Section 415(d) of the Code; or

                  (ii) twenty-five percent (25%) of the Compensation paid to the Participant by the Company in that Limitation Year.

                  If the limitations of this Section 6-6 shall apply to the Accounts of any Participant for any Limitation Year, the amount credited to his accounts under this Plan shall be reduced to the extent required under this Section 6-6 before any reduction is made in the amount credited to his Accounts under any Related Plan. For purposes of this Section 6-6 the term "Compensation" shall include only those items specified in Section 1.415-2(d)(1)(i) of the Treasury Regulations and shall exclude all items listed in Section 1.415-2(d)(2) thereof.

            (b) ALLOCATIONS OF EXCESS AMOUNTS. Subject to the limitations of this Section 6-6, the portions of any Company contributions and of any forfeitures which have been allocated to a Participant under this Plan for a Limitation Year but which cannot be credited to his Accounts because of the limitations imposed by this Section 6-6 (the "excess amounts"), shall be held in a suspense account. The amounts held in the suspense account with respect to a Participant shall be allocated to his Accounts in the following year before any Company contributions are allocated to his Accounts for such following year. If such Participant is not covered by the Plan as of the last day of such following Limitation Year, then such excess amounts shall again be held in a suspense account and shall be allocated in the following year as if they were forfeitures occurring on the first day of the following year. All amounts held in a suspense account pursuant to this
                  Section 6-6(b) shall not share in the increase or decrease in the net worth of the Trust Fund.

            (c) DIVIDEND RECHARACTERIZATION. If any dividend paid on Company Stock shall be recharacterized to be a Company contribution to the Plan for any Limitation Year, and if such recharacterization would cause an allocation to a Participant's Accounts to exceed the limits allowed under
                  Section 415 of the Code for any Limitation Year, the Participant's Accounts then shall be retroactively reduced by an amount equal to the sum of (i) the excess of the amount credited to the Participant's Accounts over the maximum amount that was properly allocable to his Accounts (the "excess amount"), plus (ii) all earnings of the Trust Fund credited to the Participant's Accounts that are attributable to the excess amount. This provision shall be administered in such a way as to assure that no Participant receives any benefit from an allocation of any excess amount to his Accounts. Any excess amount and any earnings attributable thereto shall be placed in the suspense account referred to in subsection (b) of this Section 6-6.
                  It shall be conclusively presumed that any error with respect to the characterization of any dividend payment by the Company was a mistake of fact with respect to the which the Trustee or the Administrator shall be entitled to make corrective adjustments to Participant Accounts.

      6-7. ADJUSTING TO VALUE OF TRUST FUND. As of each Valuation Date, the Trustee shall determine: (i) the net worth of that portion of the Trust Fund which consists of properties other than Company Stock (which portion of the Trust Fund hereinafter is referred to as the "Investment Fund"); and (ii) the increase or decrease in the net worth of the Investment Fund since the last Valuation Date. The net worth of the Investment Fund shall be the fair market value of all properties held by the Trustee under the Trust Agreement other than Company Stock, net of liabilities other than liabilities to Participants and their beneficiaries. The Trustee shall allocate to the Other Investments Account of each Participant that percentage of the increase or decrease in the net worth of the Investment Fund equal to the ratio which the balances credited to such Participant's Other Investments Account bear to the total amount credited to all Other Investments Account.

      6-8. PARTICIPANT STATEMENTS. Each Fiscal Year, the Trustee will provide each Participant with a statement of his Account balances as of the most recent Valuation Date. Such statement shall show the value of the Company Stock credited to a Participant's Company Stock Account, which value shall be determined by the Trustee based upon a valuation by an independent appraiser.

                                    ARTICLE VII


                         RETIREMENT DATES, TERMINATION DATE

      7-1. NORMAL RETIREMENT DATE. The term "Normal Retirement Date" means the date on which a Participant's employment with the Company is terminated for any reason on or after the date on which he attains age fifty-nine and one-half (59-1/2) and completes five (5) Years of Service.

      7-2. DISABILITY RETIREMENT DATE. The term "Disability Retirement Date" means the date that the Participant's employment with the Company is terminated because of disability. For purposes of this Section 7-2, a Participant shall be deemed to be disabled if, because of a physical or mental disability, is not expected to live or the Participant is, or is expected to be, unable to perform the duties of his customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period of at least twelve
(12) months. A Participant also is disabled if he incurs the permanent loss or loss of use of a member or function of the body, or is permanently disfigured, and his employment with the Company is terminated because of such loss, loss of use or disfigurement. The Administrator may require a Participant to submit to a physical examination in order to confirm disability.

      7-3. EARLY RETIREMENT DATE. The term "Early Retirement Date" means the date on which a Participant's employment with the Company is terminated for any reason on or after the date on which he attains age fifty-five (55) and completes twenty-five (25) Years of Service.

      7-4. RETIREMENT DATE. The term "Retirement Date" means a Participant's Normal Retirement Date, Early Retirement Date or Disability Retirement Date as the case may be.

      7-5. TERMINATION DATE. The term "Termination Date" means the date on which a Participant's employment with the Company is terminated for any reason prior to a Retirement Date.

                                    ARTICLE VIII


                            VESTING OF ACCOUNT BALANCES

      8-1. VESTING ON RETIREMENT. If a Participant retires or is retired on a Retirement Date, the balances credited to his Accounts will be fully vested and will be distributed to the Participant or for his benefit, as provided in
Article IX.

      8-2. VESTING ON DEATH. If a Participant dies while in the employ of the Company, the balances credited to his Accounts will be fully vested and will be distributed to his beneficiary or for his beneficiary's benefit, as provided in
Article IX.

      8-3. VESTING ON OTHER TERMINATION. A Participant shall have a vested and nonforfeitable right to a percentage of the balances credited to his Company Stock and Other Investments Accounts according to the following schedule:

                  YEARS OF SERVICE  VESTED PERCENTAGE

                  fewer than 2              0%
                  2                        20%
                  3                        40%
                  4                        60%
                  5                        80%
                  6                       100%

If a Participant's employment with the Company is terminated on a Termination Date and before he is completely vested, the forfeitable balances credited to his Company Stock and Other Investments Accounts will be forfeited and will be allocated and credited in accordance with Section 6-5.

      8-4. DETERMINATION OF ACCOUNT BALANCES. All determinations of the balances credited to the Accounts of Participants required pursuant to this
Article VIII shall be made as of the Valuation Date coincident with or immediately preceding the event giving rise to the determination. All Other Investments Accounts shall continue to share in the changes in the value of the Investment Fund, pursuant to Section 6-8, until such Accounts are distributed.

                                     ARTICLE IX


                           DISTRIBUTION OF PLAN BENEFITS

      9-1. METHOD OF DISTRIBUTION. Subject to the provisions of this Article IX, distribution of the balances credited to a Participant's Accounts will be made by the Trustee by payment in a lump sum.

      9-2. FORM OF DISTRIBUTION. Distribution of the balance credited to a Participant's Company Stock Account shall be made in whole shares of Company Stock, except that the value of any fractional shares shall be paid in cash, and the balance credited to his Other Investments Account shall be made in cash.

      9-3. DISTRIBUTIONS AFTER DEATH. If a Participant dies before the entire balance credited to his Accounts has been distributed, such balance shall be payable in full upon the death of the Participant to the Participant's surviving spouse. However, such balance may be paid to a beneficiary designated by the Participant in accordance with Section 9-9 if one of the following conditions is satisfied: either (a) the surviving spouse of such Participant has consented in writing to the payment of the balance credited to the Participant's Accounts to such beneficiary and the spouse's consent acknowledges the effect of such consent and has been witnessed by the Administrator or by a notary public; or
(b) it is established to the satisfaction of the Administrator that such consent could not be obtained because the Participant was not married, because the Participant's spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulation. Any consent by a spouse under this Section 9-3, or any establishment that the consent of a spouse cannot be obtained, shall be effective only with respect to that spouse. Any consent by a spouse under this Section 9-3 must acknowledge the beneficiary designated by the Participant, including any class of beneficiaries or any contingent beneficiaries; and the Participant may not subsequently change beneficiaries without the consent of his or her spouse. Any consent by a spouse pursuant to this Section 9-3 shall be irrevocable. If there is no surviving spouse upon the death of a Participant, the balance in such Participant's Accounts shall be paid to the beneficiary designated by such Participant in accordance with Section 9-9.

      9-4.  TIME OF DISTRIBUTION.

            (a) GENERAL. If a Participant dies, becomes disabled, or retires, distribution of the balance credited to his Accounts shall be made within one (1) year after the close of the Fiscal Year in which he terminates his employment with the Company. If a Participant's service with the Company is terminated for any reason other than death, disability, or retirement, distribution of the balances credited to his Accounts shall be made not later than one (1) year after the close of the Fiscal Year which is the fifth (5th) Fiscal Year following the Fiscal Year in which the Participant's employment with the Company is terminated (unless the Participant is reemployed by the Company before distributions are required to be made or commence).

            (b) DEFERRAL OF DISTRIBUTION. A Participant whose Account balances exceed five thousand dollars ($5,000) may elect to defer distribution of his benefits hereunder until a date not later than April 1st of the year immediately following the year in which he attains age seventy and one-half (70-1/2). Distributions made or commenced due to the Participant's attainment of age seventy and one-half (70-1/2) shall be made in accordance with Section 401(a)(9) of the Code and the regulations thereunder.

            (c) SPECIAL RULES. Notwithstanding anything to the contrary set forth in paragraphs (a) or (b) of this Section 9-4, unless a Participant elects a later date, distribution of his benefits shall be made not later than the sixtieth (60th) day after the close of the Fiscal Year in which the later of the following events occurs: (1) the attainment of age sixty-five (65) or normal retirement age, if earlier, by the Participant; or (2) the termination of the Participant's service with the Company. However, if the Participant is a "five percent owner," as such term is defined in Section 416 of the Code, in no event shall the balance credited to such a Participant's Accounts begin to be distributed later than April 1st of the calendar year immediately following the calendar year in which he attains the age seventy and one-half (70-1/2).

      9-5.  IN-SERVICE DISTRIBUTIONS.

            (a) DIVIDENDS. If so determined by the Board of Directors of the Company, any cash dividend received by the Trustee on Company Stock allocated to the Company Stock Accounts of Participants may be paid currently (or within ninety (90) days after the end of the Limitation Year in which the dividends are paid to the Trustee) in cash by the Trustee to the Participants (or to their beneficiaries), in proportion to the amounts of Company Stock allocated to their Company Stock Accounts as of the record date of the dividend. Alternatively, the Company may pay such dividends directly to Participants or beneficiaries. Any distribution of cash dividends may be limited to dividends on shares of Company Stock which are then vested or may be applicable to cash dividends on all shares allocated to Participants' Company Stock Accounts.

            (b)   WITHDRAWALS.  A Participant who has attained age fifty-five
                  (55) and who has completed at least ten (10) years of participation in the Plan after the Effective Date shall be notified of his right to withdraw a portion of the balance credited to his Company Stock Account. An election to withdraw must be made on the prescribed form and be filed with the

                  Administrator within the ninety (90)-day period immediately following the close of any Limitation Year within the "Election Period". The "Election Period" is the period of six (6) consecutive Fiscal Years beginning with the Limitation Year in which the Participant first becomes eligible to make a withdrawal. For each of the first five
                  (5) Limitation Years in the Election Period, the Participant may elect to withdraw an amount which does not exceed twenty-five percent (25%) of the balance credited to his Company Stock Account, less all amounts previously withdrawn under this Section 10-5. In the case of the last Limitation Year in the Election Period, the Participant may elect to withdraw an amount which does not exceed fifty percent (50%) of the balance credited to his Company Stock Account, less all amounts previously withdrawn. Any amount which a Participant elects to withdraw under this Section 9-5 shall be distributed within ninety (90) days after the ninety (90)-day period in which the election may be made. A withdrawal shall be treated as a distribution which is subject to the provisions of this Article X.

      9-6. DISTRIBUTIONS TO PERSONS UNDER DISABILITY. Notwithstanding any provisions of this Article IX to the contrary, if a Participant, surviving spouse, or beneficiary is declared incompetent and a conservator or other person legally charged with the care of his or her person or of his or her estate is appointed, any benefits to which such Participant, surviving spouse, or beneficiary is entitled shall be paid to such conservator or other person. Except as provided above in this Section 9-6, when the Administrator, in its sole discretion, determines that a Participant, surviving spouse, or beneficiary is unable to manage his or her financial affairs, the Administrator may direct the Trustee to make distributions to any person for the benefit of the Participant, surviving spouse, or beneficiary.

      9-7. BENEFITS MAY NOT BE ASSIGNED OR ALIENATED. The benefits payable to any person under this Plan may not be voluntarily or involuntarily assigned or alienated. However, the provisions of this Section 9-7 shall not apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a "qualified domestic relations order," as that term is defined in Section 414(p) of the Code.

      9-8. NO GUARANTEE OF BENEFITS. The benefits provided under the Plan for any Participant shall be paid solely from that Participant's Accounts.

      9-9. BENEFICIARIES. Subject to the provisions of Section 9-3, each Participant may designate any legal or natural person to receive any benefits payable under the Plan on account of his death. Each designation by a Participant shall be in writing and shall be filed with the Administrator in such form as it may require. Subject to the provisions of Section 9-3, a beneficiary may change or revoke a direction as to the manner in which his benefits are to be paid, or may make such a direction if none has been made, at any time prior to the payment of his benefits by the Trustee. Subject to the provisions of Section 9-3, by a writing filed with the Administrator, a Participant may change his beneficiary designation at any time and from time to time without the consent of or notice to any person or persons previously designated by him. If no person or persons have been designated by a Participant, or if all persons so designated predecease the Participant or die prior to complete distribution of his benefits, then the Administrator, in its sole discretion, shall direct the Trustee to distribute the Participant's benefits to:

            (a) one (1) or more of the Participant's relatives by blood, adoption, or marriage, as the Trustee decides; or

            (b)   the Participant's executor or administrator.

In no event may the beneficiary of a deceased Participant designate a beneficiary.

      9-10. BENEFITS OF PERSONS WHO CANNOT BE LOCATED. If the Administrator notifies a Participant or a beneficiary designated in accordance with Sections 9-3 and 9-9 in writing at his last known address that he is entitled to benefits under the Plan and the Participant or beneficiary fails to claim his benefits within seven (7) calendar years after notification, his benefits will be distributed to one (1) or more of the Participant's or beneficiary's relatives by blood, adoption, or marriage, as the Administrator shall in its sole discretion decide.

      9-11. DISTRIBUTION WITHHOLDING. Unless a Participant or beneficiary elects under Section 401(a)(31)(A) of the Code to have his benefits paid directly to an "eligible retirement plan," the Trustee shall withhold federal tax in an amount equal to twenty percent (20%) of such benefits; provided however, that the maximum amount that the Trustee may withhold shall be the value of any non-Company Stock amounts held under the Plan. An "eligible retirement plan" is a plan described in Section 401(a)(31)(D) of the Code. Within a reasonable period of time before distributing a Participant's benefits, the Trustee shall provide the Participant or beneficiary with a written explanation of the following matters: (a) the provisions of this Plan under which the Participant or beneficiary may have his benefits transferred directly to another eligible retirement plan; (b) the Code provision which requires the withholding of tax on the distribution if it is not directly transferred to another eligible retirement plan; (c) the provisions of the Code under which the distribution will not be subject to tax if transferred to an eligible retirement plan within sixty (60) days after the date on which the recipient receives the distribution; and (d) such other matters as to which an explanation is required by law.

                                     ARTICLE X


                        SHAREHOLDER RIGHTS AND RESTRICTIONS

      10-1. VOTING OF COMPANY STOCK. If the Company has a registration-type class of securities, then each Participant will be entitled to direct the Trustee as to how to vote the shares of Company Stock allocated to his Company Stock Account with respect to all matters. If the Company does not have a registration-type class of securities, each Participant will be entitled to direct the Trustee as to how to vote the shares of Company Stock allocated to his Company Stock Account with respect to any proposed merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all the assets of a trade or business, or such similar transactions as are specified in Treasury Regulations under Section 409(c)(3) of the Code. The Trustee shall vote all shares of Company Stock which are not allocated to any Participant's Company Stock Account, including shares placed in the suspense account referred to in Section 6-6(b), and the shares of allocated Company Stock with respect to which no direction is received from the Participants to whose Accounts the shares are allocated in the manner it deems appropriate.

      10-2. PUT OPTION. Subject to any required regulatory approval of any state or federal bank regulatory agency, and except as provided in Section 409(h)(3) of the Code, in the case where the Company Stock is not readily tradable on an established securities market, the Company shall provide a put option to any Participant or beneficiary who receives a distribution of Company Stock. Pursuant to this option, the Participant or beneficiary shall have the right to sell his Company Stock to the Company at any time during two (2) option periods, at a price equal to the fair market value of the stock determined as of the most recent Valuation Date. The first put option period shall be for at least sixty (60) days, beginning on the date of the distribution of the stock. The second put option period shall be for at least sixty (60) days beginning after the new determination of fair market value of the stock in the following Fiscal Year (and after the delivery of notice thereof to the Participant or
beneficiary).   The Company may allow the Trustee to purchase shares of Company
Stock tendered to the Company under a put option. The Company shall have the option to pay the purchase price for any Company stock sold under a put option in one (1) lump sum within thirty days of the exercise of the option or in substantially equal, annual installments over a period not exceeding five (5) years, with adequate security provided and interest payable at a reasonable rate on any unpaid installment balance (as determined by the Company).

      10-3. RIGHT OF FIRST REFUSAL.

            (a) COMPANY AND TRUSTEE RIGHT OF FIRST REFUSAL. Any shares of Company Stock that are distributed by the Trustee shall be subject to rights of first refusal held by the Company and by the Trustee. Pursuant to these rights, any person who receives shares of Company Stock from the Trust shall be required to offer in writing to sell such shares first to the Company, and then to the Trustee, at fair market value before transferring such shares to any other person. A bona fide written offer from an independent prospective buyer shall be deemed to be the fair market value of the shares for purposes of this
                  Section 10-3. The Company and the Trustee shall have fourteen (14) days from the date that they receive notice of the shareholder's desire to transfer his shares to exercise their rights of first refusal. The Company may require that a Participant or Beneficiary entitled to a distribution of Company Stock execute an appropriate stock transfer agreement evidencing the right of first refusal prior to receiving a certificate for shares of Company
                  Stock.

            (b) ENDORSEMENT ON STOCK CERTIFICATES. Shares of Company Stock held or distributed by the Trustee shall include such legend restrictions on transferability as the Company may reasonably require in order to assure compliance with the rights of first refusal provided for in Section 10-3 and with applicable federal and state securities laws. Except as otherwise provided in this Article X, no shares of Company Stock held or distributed by the Trustee may be subject to a put, call, or other option or to a buy-sell or similar arrangement.

                                     ARTICLE XI


                                PLAN ADMINISTRATION

      11-1. PLAN ADMINISTRATION. The authority to control and manage the operation and administration of the Plan is vested in a Committee, as described in Article XI. The Committee shall designate a responsible person as the Administrator of the Plan, having the rights, duties and obligations of an "administrator" under the provisions of ERISA. If the Committee fails to designate an Administrator, the Company shall be the Administrator of the Plan. The Company shall be the "Named Fiduciary" (as described in Section 402 of ERISA) under the Plan.

      11-2. THE TRUST. All contributions made under the Plan will be held, managed, and controlled by a trustee acting under a trust which forms a part of the Plan. The terms of the trust are set forth in a Trust Agreement known as the First National Bancorp, Inc. Employee Profit Sharing and Retirement Plan Trust Agreement. All rights which may accrue to any person under the Plan shall be subject to all of the terms and provisions of the Trust Agreement as in effect from time to time.

      11-3. CLAIMS PROCEDURE.

            (a) PROCEDURE. Claims for benefits under the Plan shall be made in writing to the Committee. The Committee shall have full discretion to render a decision with respect to any claim. If a claim for benefits is wholly or partially denied by the Committee, the Committee shall notify the claimant in writing of the denial of the claim within a reasonable period of time, not to exceed ninety (90) days after receipt of the claim. A notice of denial shall be written in a manner calculated to be understood by the claimant, and it shall set forth: (i) the specific reason or reasons for denial of the claim; (ii) a specific reference to the pertinent Plan provisions upon which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary; and (iv) appropriate information regarding the steps to be taken if the claimant wishes to submit his claim for review. If the Committee shall fail to notify the claimant either that his claim has been granted or that it has been denied within ninety (90) days after the claim is received by the Committee, the claim shall be deemed to have been denied.

            (b) PROCEDURE FOR REVIEW OF A DENIED CLAIM. Within sixty (60) days of the receipt by the claimant of a written notice of denial of his claim, or within sixty (60) days after the claim is deemed denied as set forth in subsection (a) above, if applicable, the claimant may file a written request with the Committee that it conduct a full and fair review of the

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

                  denial of his claim for benefits. In connection with the claimant's appeal of the denial of his benefits, the claimant may review pertinent documents and may submit issues and comments in writing. The Committee shall have full discretion to fully and fairly review the claim, and the Committee shall render a decision on the claim appeal promptly. Such decision shall be rendered not later than sixty (60) days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case the sixty (60)-day period may be extended to one hundred and twenty (120) days. The Committee shall notify the claimant in writing of any such extension. The decision upon review shall: (i) include specific reasons for the decision; (ii) be written in a manner calculated to be understood by the claimant; and
                  (iii) contain specific references to the pertinent Plan provisions upon which the decision is based.

      11-4. PROCEDURES WITH RESPECT TO DOMESTIC RELATIONS ORDERS.

            (a) DEFINITIONS. For purposes of this Section 11-4, the following terms shall have the following meanings: (i) the term "domestic relations order" shall mean any judgment, decree, or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant and which is made pursuant to a state domestic relations law, including a community property law; (ii) the term "qualified domestic relations order" shall have the meaning set forth in Section 414(p) of the Code; and (iii) the term "alternate payee" shall mean any spouse, former spouse, child, or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all or a portion of the benefits payable under the Plan with respect to such Participant.

            (b) PROCEDURES. The Committee shall establish reasonable procedures with respect to the following matters: (i) the manner for determining whether a domestic relations order constitutes a qualified domestic relations order; and (ii) the administration of distributions under such qualified orders.

            (c) NOTICE. Promptly following the receipt of any domestic relations order, the Committee shall notify the Participant affected by such order, and any other alternate payee, of the receipt of such order and of the procedures established under the Plan for determining the qualified status of domestic relations orders. Within a reasonable period of time after receipt of any domestic relations order, the Committee shall determine whether such order is a qualified domestic relations order and
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

                  shall notify the Participant affected by such order and each alternate payee of such determination.

            (d) SEGREGATION OF ACCOUNT. During any period in which the issue whether a domestic relations order is a qualified domestic relations order is being determined by the Committee, by a court of competent jurisdiction, or otherwise, the Committee shall instruct the Trustee to segregate in a separate account under the Trust Fund or to deposit in an escrow account the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a qualified domestic relations order. If the order or any modification thereof is determined to be a qualified domestic relations order within eighteen months, the Committee shall pay the segregated amounts, plus any interest thereon, to the persons entitled thereto. If within eighteen (18) months either it is determined that the order is not a qualified domestic relations order or the issue whether such order is a qualified domestic relations order is not resolved, then the Committee shall pay the segregated amounts, plus any interest thereon, to the persons who would have been entitled to such amounts if there had been no order. Any determination that an order is a qualified domestic relations order which is made after the close of the eighteen (18)-month period described above shall be applied prospectively only.


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

                                    ARTICLE XII


                                   THE COMMITTEE

      12-1. MEMBERSHIP. The Committee referred to in Section 11-1 shall consist of three (3) or more members, who shall be appointed by the Board of Directors of the Company. In controlling and managing the operation and administration of the Plan, the Committee shall act by the concurrence of a majority of its members at a meeting or by writing without a meeting. By unanimous written consent, the Committee may authorize any one (1) of its members to execute any document, instrument or direction on its behalf. A written statement by a majority of the Committee members or by an authorized Committee member shall be conclusive in favor of any person (including the Trustee) acting in reliance thereon.

      12-2. RIGHTS, POWERS, AND DUTIES OF THE COMMITTEE. The Committee shall have such discretionary authority as may be necessary to efficiently administer the Plan. The rights, powers, and duties of the Committee shall include the following:

            (a)   to interpret and construe the provisions of the Plan;

            (b) to determine all questions relating to the eligibility, benefits, and other rights of Employees, Participants, and beneficiaries under the Plan;

            (c) to adopt such rules of procedure and regulations as are consistent with the provisions of the Plan and as the Committee deems necessary and proper;

            (d) to maintain and keep adequate records concerning the Plan, and concerning the proceedings and acts of the Committee, in such form and detail as the Committee may decide;

            (e) to appoint investment managers to manage any assets of the Trust Fund, and to authorize such managers to acquire and dispose of assets of the Trust Fund;

            (f) to employ one or more persons to render advice with respect to any responsibility which the Committee has under the Plan;

            (g) to delegate such authority and duties, including the authority to execute any documents, as the Committee may deem appropriate to the Trustee or to other agents, provided that the Committee shall exercise reasonable care in the selection of any agents; and

            (h)   to act as the agent for the service of legal process.

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

      12-3. APPLICATION OF RULES. In operating and administering the Plan, the Committee shall apply all rules of procedure and regulations adopted by it in a uniform and non-discriminatory manner.

      12-4. REMUNERATION AND EXPENSES. No remuneration shall be paid to any Committee member as such. However, the reasonable expenses of a Committee member incurred in the performance of a Committee function shall be reimbursed by the Company.

      12-5. EXERCISE OF COMMITTEE'S DUTIES. Notwithstanding any other provisions of the Plan, the Committee shall discharge its duties hereunder solely in the interests of the Plan Participants and their beneficiaries, and:

            (a) for the exclusive purpose of providing benefits to Plan Participants and their beneficiaries; and

            (b) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

      12-6. RESIGNATION OR REMOVAL OF COMMITTEE MEMBERS. A Committee member may resign at any time by giving ten (10) days' advance written notice to the Company, the Trustee and the other members of the Committee. The Company may remove a Committee member by giving advance written notice to him, the Trustee and the other members of the Committee. A Committee member who is a Participant shall be automatically removed on his Retirement or Termination Date.

      12-7. APPOINTMENT OF SUCCESSOR COMMITTEE MEMBERS. The Board of Directors of the Company may fill any vacancy in the membership of the Committee and shall give prompt written notice thereof to the other Committee members and to the Trustee. While there is a vacancy in the membership of the Committee, the remaining Committee members shall have the same powers as the full Committee until the vacancy is filled.


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

                                    ARTICLE XIII


                             AMENDMENT AND TERMINATION

      13-1 AMENDMENT. Subject to the provisions of Section 15-1, the Company reserves the right to amend the Plan at any time by action of its Board of Directors or of a person designated by resolution of its Board of Directors. However, no amendment shall divest a Participant of any amount that he would have received had he resigned from the Company's employ immediately prior to the effective date of the amendment.

      13-2. TERMINATION. The Company reserves the right to terminate the Plan at any time by action of its Board of Directors. The Plan will terminate on the earliest of the following dates:

            (a) the date the Company is judicially declared bankrupt or insolvent;

            (b) the date the Company completely discontinues its contributions under the Plan; or

            (c) the date the Company is dissolved, merged, consolidated, or reorganized, or sells all or substantially all of its assets, except that, subject to the provisions of Section 13-3, provision may be made by the successor or purchaser for continuing the Plan (and in that event, the successor or purchaser shall be substituted for the Company under the
                  Plan).

      13-3. MERGER OR CONSOLIDATION OF PLAN, TRANSFER OF PLAN ASSETS. In the case of any merger or consolidation with, or transfer of assets and liabilities to, any other pension or profit sharing plan, provision shall be made so that each Participant in the Plan on the date of the merger, consolidation, or transfer would receive a benefit immediately after the merger, consolidation, or transfer if the Plan then terminated which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation, or transfer if the Plan had terminated then.

      13-4. VESTING AND DISTRIBUTION ON TERMINATION AND PARTIAL TERMINATION. Notwithstanding any other provision of the Plan to the contrary, on termination of the Plan in accordance with Section 13-2 or on partial termination of the Plan by operation of law, the date of termination or partial termination will be a Valuation Date and, after all adjustments required on a Valuation Date have been made, each affected Participant's benefits will be nonforfeitable. On termination of the Plan the Company may instruct the Trustee to (a) liquidate the Trust Fund and distribute all benefits as soon as administratively possible; or (b) retain the Trust Fund and distribute all benefits in accordance with the provisions of Article VI. The provisions of Article VI will continue to apply until the benefits of all affected Participants have been distributed to them.


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

                                    ARTICLE XIV

                                TOP-HEAVY PROVISIONS

      14-1. TOP-HEAVY DETERMINATION. The Plan will be top-heavy if, as of the first day of the first Fiscal Year or, as of the day next preceding the first day of any later Fiscal Year (the "Determination Date"), the aggregate present value of the Account balances of all "Key Employees," as defined in Section 416(i) of the Code, and their beneficiaries exceeds sixty percent (60%) of the aggregate present value of the Account balances of all Participants and beneficiaries. The aggregate present value of the Account balances of a Participant who has not performed any services for the Company or a member of the Controlled Group during the five (5)-year period ending on the Determination Date shall not be taken into account.

      14-2. MINIMUM CONTRIBUTION. For each Fiscal Year that the Plan is top-heavy, the aggregate amount of Company contributions allocated to the accounts of each Participant who is not a Key Employee and who is employed by the Company or a member of the Controlled Group as of the last day of the Fiscal Year shall not be less than the lesser of:

            (a)   three percent (3%) of his Compensation for the Fiscal Year; or

            (b) that percent of his Compensation equal to the percentage of Company contributions allocated to the Accounts of the Key Employee with the highest allocation percentage.

      14-3. AGGREGATION OF PLANS. As required by Section 416(g)(2) of the Code, other plans maintained by the Company or a member of the Controlled Group shall be aggregated with this Plan for purposes of determining whether the Plan is top-heavy.

                                    ARTICLE XV

                                  MISCELLANEOUS

      15-1. NO REVERSION TO COMPANY. No part of the corpus or income of the Trust Fund shall revert to the Company or be used for or diverted to purposes other than for the exclusive benefit of Participants and their beneficiaries, except as specifically provided in Article V of the Trust Agreement.

      15-2. NOTICES. Any notice required to be filed with any person under the Plan will be properly filed if delivered or mailed to such person, in care of the Company, at 78 North Chicago Street, Joliet, Illinois 60432, or at such other address as the Company may designate from time to time.

      15-3. INDEPENDENT APPRAISER. If the Company Stock is not readily tradable on an established securities market, then all determinations of fair market value required under the Plan shall be based upon a valuation by an independent appraiser.

      15-4. INDEMNIFICATION. The Company shall indemnify the Trustee, the Administrator, and any other person acting as a fiduciary with respect to the Plan for, and hold them harmless against, any and all liabilities, losses, costs, or expenses of any kind or nature which may be imposed on, incurred by, or asserted against them at any time by reason of their service under this Plan (including legal fees and expenses), to the extent such liability, loss, cost, or expense is not insured against or exceeds any insurance recovery. However, no person shall be entitled to indemnity under this Section if he acted dishonestly or in willful or grossly negligent violation of the law or regulation under which such liability, loss, cost, or expense arises.

      15-5. SUBSIDIARY AND AFFILIATED COMPANIES. With the approval of the Board of Directors of the Company, any subsidiary or affiliate of the Company may become a party to this Plan, and become entitled to all of the benefits and subjected to all of the obligations hereof, by executing an acceptance of this Plan in such form as the Company and the Trustee shall approve. Upon acceptance of this Plan by any subsidiary or affiliate, employees of such subsidiary or affiliate may become Participants upon meeting the eligibility requirements herein provided; and when so qualified such employees shall be subject to the same obligations and entitled to the same rights and benefits as if they were employees of the Company. The contributions to be made in respect of employees of any subsidiary or affiliate of the Company which becomes a party to this Plan shall be made by the subsidiary or affiliate and not by the Company. The subsidiary or affiliate shall have no right to defer payment of its contribution or to terminate the Plan in respect of itself or its participating employees without the written consent of the Board of Directors of the Company.

      15-6. PARTICIPATION NOT GUARANTEE OF EMPLOYMENT. Participation in the Plan does not constitute a guarantee or contract of employment with the Company.

      15-7. GENDER AND NUMBER. In this Plan, where the context admits, words in the masculine gender include the feminine and neuter genders, words in the singular include the plural, and the plural includes the singular.

      15-8. GOVERNING LAWS. The Plan shall be construed and administered according to the laws of the State of Illinois, to the extent that such laws are not preempted by the laws of the United States of America.

      15-9. TEXT TO CONTROL. The Article and Section headings and numbers in this Plan are included solely for convenience of reference, and if there be any conflict between such headings and numbers and the text of this Plan, the text shall control.

      The foregoing is a true and correct copy of the First National Bancorp, Inc. Employee Profit Sharing and Retirement Plan.

      Dated at Joliet, Illinois, this 10th day of December, 1998.

                                          FIRST NATIONAL BANCORP, INC.

                                          By: Albert G. D'Ottavio
                                             -------------------------
                                                Its President






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